Trade Receivables	12 Months Ended
Dec. 31, 2019
Trade Receivables
Trade Receivables

Note 8. Trade Receivables

As at December 31:	2019	2018
Trade receivables, gross amount	$4,204	$5,654
Less: Allowance for expected credit losses	(46)	(311)
Trade receivables, net amount	$4,158	$5,343

All trade receivables comprise accounts from contracts with customers and primarily arise from merchant banking activities.

As at December 31, 2019, the Group recognized a loss allowance of $46 (2018:  $311) against its trade receivables. The movement in the loss allowance during the year ended December 31, 2019 and 2018 was as follows:

	Equal to lifetime expected credit losses
	Financial assets that
	are credit-impaired	Other trade
	at year-end	Receivables	Total
Loss allowance: as at January 1, 2018	$—	$—	$—
Reclassification from IAS 39 upon initial adoption of IFRS 9	8,948	—	8,948
Additions for the year	21,817	87	21,904
Written off	(30,935)	—	(30,935)
Exchange effect	184	10	194
Other	—	200	200
Loss allowance: as at December 31, 2018	14	297	311
Additions for the year	443	—	443
Reversal	—	(83)	(83)
Written off	(409)	(199)	(608)
Exchange effect	(2)	(15)	(17)
Loss allowance: as at December 31, 2019	$46	$—	$46

In accordance with IFRS 9, management reviews the expected credit losses for the following twelve months based upon, among other things, the credit-worthiness of the exposure, collateral and other risk mitigation instruments, and the nature of the underlying business transaction. There have been no financial instruments acquired whose credit risk has increased substantially since initial recognition.

During 2017, management of the Group continued to monitor and assess the collectability of the receivables related to a former insolvent customer. As a result of such reviews, the Group reversed and credited an allowance of $1,541 to profit or loss in the third quarter. During the fourth quarter, the Group deconsolidated subsidiaries which had trade receivables due from this former customer group (see Note 29). Furthermore, the Group increased the valuation allowance by $224 based on its revision of expected future cash flows. As such, the Group had net trade receivables of $21,375 due from this former customer group as at December 31, 2017.

During 2018, management recognized a further credit loss of $21,812 and subsequently wrote off the remaining receivable balance from this former customer group as management determined the amount to be uncollectible. The maximum amount of credit risk, without taking into account any collateral or other credit enhancements, is equal to the carrying value of our receivables. The Group intends to pursue, where commercially reasonable, the recovery of receivables which have been impaired historically.

For further discussions on credit risk, see Note 27.